EXHIBIT 11
			  CONTROL DATA SYSTEMS, INC.
	  Computation of Earnings Per Common Share
  (Dollars in thousands, except per share data)





Three Months Ended





Nine Months Ended







October 1,


October 2,


October 1,


October 2,




1994


1993


1994


1993















Net earnings (loss) applicable to













  common shares:













    Net earnings (loss)....................

$
(4,975)

$
982

$
(2,933)

$
6,637

Primary:













  Shares for common and common share













  equivalent earnings (loss) per share (1):













    Weighted average number of













      common shares outstanding............


13,780,379


13,579,145


13,734,254


13,012,226

    Dilutive effect of outstanding













      stock options and warrants...........


0


670,658


0


604,040




13,780,379


14,249,803


13,734,254


13,616,266

Net earnings (loss) per common share













  and common share equivalents.............

$
(0.36)

$
0.07

$
(0.21)

$
0.49

Fully Diluted:













  Shares for common and common share













  equivalent earnings (loss) per share (2):













    Weighted average number of













      common shares outstanding............


13,780,379


13,579,145


13,734,254


13,012,226

    Dilutive effect of outstanding













      stock options and warrants...........


0


697,064


0


660,997




13,780,379


14,276,209


13,734,254


13,673,223

Net earnings (loss) per common share













  and common share equivalents.............

$
(0.36)

$
0.07

$
(0.21)

$
0.49


(1)	Outstanding stock options, warrants and shares issuable under employee stock purchase plans are converted to common share equivalents by the treasury stock method using the average market price of the Company's shares during each period.
(2)	Outstanding stock options, warrants and shares issuable under employee stock purchase plans are converted to common share equivalents by the treasury stock method using the greater of the average market price or the period-end market price of the Company's shares during each period.